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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 for WORLDWINEWEB.WS, INC., of our report dated January 15, 2001 relating to the December 31, 2000 financial statements which appear in such prospectus.


/s/ Siegel, Smith & Garber
SEIGEL, SMITH, & GARBER, C.P.A.


Solana Beach, California
June 1, 2001